American AAdvantage Funds - Institutional Class
Supplement dated July 7, 1999 to the Prospectus dated March 1, 1999

The second set of bullet points under "General Policies" on page 32 of the Prospectus is hereby replaced with the following:

The Funds reserve the right to:

reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares,
modify or terminate the exchange privilege at any time, terminate the exchange privilege of any shareholder who makes more than one exchange in and out of a Fund (other than the Money Market Funds) during any three month period, and seek reimbursement from the shareholder for any related loss incurred if payment for the purchase of Fund shares by check does not clear the shareholder's bank.